Banc of America Funds Trust

                  Banc of America Retirement 2005 Portfolio
                  Banc of America Retirement 2010 Portfolio
                  Banc of America Retirement 2015 Portfolio
                  Banc of America Retirement 2020 Portfolio
                  Banc of America Retirement 2025 Portfolio
                  Banc of America Retirement 2030 Portfolio
                  Banc of America Retirement 2035 Portfolio
                  Banc of America Retirement 2040 Portfolio
                             (the "Portfolios")

                              Class Z Shares
        Supplement dated July 17, 2008 to the Prospectus dated March 1, 2008, as revised March 7, 2008


Effective July 18, 2008, the Prospectus for Class Z shares of the Portfolios is supplemented to reflect the introduction of a lower initial investment for clients of Banc of America Investment Services, Inc. who have established an automatic investment plan for investing in Class Z shares of the Portfolios.

"Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders" is supplemented with the introduction of the following:

The minimum initial investment in Class Z shares for the following categories of eligible investors is $100:

o Any client of Banc of America Investment Services, Inc. who has established an Automatic Investment Plan with Banc of America Investment Services, Inc. pursuant to which the investor will make regular purchases of Portfolio shares of at least $100 per month. To establish an Automatic Investment Plan, clients should contact Banc of America Investment Services, Inc.

The following is added to the end of the section "Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders - Buying Shares"

Automatic Investment Plan

The Automatic Investment Plan allows you to make regular purchases in amounts of $100 or more via automatic transfers from your bank account to the Fund on a monthly basis. Contact Banc of America Investment Services, Inc. to set up the plan.


INT-47/154741-0708